UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 8, 2013

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On February 8, 2013, The Medicines Company (“MDCO”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting that the previously announced collaboration arrangement between MDCO and Bristol-Myers Squibb Company (“BMS”) became effective pursuant to the Master Transaction Agreement, dated as of December 11, 2012, between MDCO and BMS. In accordance with and as permitted by Section 9.01(a)(4) of Form 8-K, MDCO is filing this amendment to the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited statement of net revenues and direct expenses of certain limited assets exclusively related to Recothrom Thrombin, (topical) Recombinant (the "Recothrom Business") for the year ended December 31, 2011 and accompanying notes and the report of Deloitte & Touche LLP with respect to such financial statements, as required by this Item 9.01(a), are attached as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited statements of net revenues and direct expenses of the Recothrom Business for the nine months ended September 30, 2012 and 2011 are also included in Exhibit 99.2 and are incorporated herein by reference.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed combined consolidated financial statements, together with related explanatory notes, showing the pro forma effect on MDCO's financial statements of MDCO's acquisition of the Recothrom Business and other related pro forma events are attached hereto as Exhibit 99.4 and are incorporated herein by reference: (i) balance sheet as of September 30, 2012 and (ii) statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011.
(d) Exhibits

2.1*†	Master Transaction Agreement, dated as of December 11, 2012, by and between MDCO and BMS (filed as Exhibit 2.1 to the Initial Form 8-K, and incorporated herein by reference).
10.1† Supply Agreement, dated as of December 11, 2012, by and between MDCO and BMS (filed as Exhibit 10.1 to the Initial Form 8-K, and incorporated herein by reference).

23.1	Consent of Deloitte & Touche LLP Independent Auditors for the Recothrom Business.

99.1	Press Release dated February 8, 2013, announcing completion of the collaboration arrangement with BMS (filed as Exhibit 99.1 to the Initial Form 8-K, and incorporated herein by reference).

99.2
Audited statement of net revenues and direct expenses of the Recothrom Business as of December 31, 2011 and for the year then ended. and unaudited statements of net revenues and direct expenses of the Recothrom Business for the nine months ended September 30, 2012 and 2011.

99.3 Report of the Independent Auditors for the Recothrom Business with respect to the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2011 (included in Exhibit 99.2)

99.4	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011.

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.

† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date:  April 19, 2013
By:    /s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
2.1*†	Master Transaction Agreement, dated as of December 11, 2012, by and between MDCO and BMS (filed as Exhibit 2.1 to the Initial Form 8-K, and incorporated herein by reference).
10.1†	Supply Agreement, dated as of December 11, 2012, by and between MDCO and BMS (filed as Exhibit 10.1 to the Initial Form 8-K, and incorporated herein by reference).
23.1	Consent of Deloitte & Touche LLP Independent Auditors for the Recothrom Business
99.1	Press Release dated February 8, 2013, announcing completion of the collaboration arrangement with BMS (filed as Exhibit 99.1 to the Initial Form 8-K, and incorporated herein by reference)
99.2
Audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2011 and unaudited interim statements of net revenues and direct expenses of the Recothrom Business for the nine months ended September 30, 2012 and 2011.

99.3
Report of the Independent Auditors for the Recothrom Business with respect to the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2011 (included in Exhibit 99.2)

99.4	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011.

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.